UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2013

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2013, Bankrate, Inc. (“Bankrate”) issued a press release announcing its financial and operating results for the third quarter of 2013. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Bankrate is furnishing the information contained in this Item 2.02, including the Exhibit, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the U.S. Securities and Exchange Commission. This information shall not be deemed to be “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2013, Bankrate announced that at the end of the year Thomas R. Evans, President & Chief Executive Officer of Bankrate, will step down from those positions and as a member of the Board of Directors of Bankrate (the “Board”).  Effective January 1, 2014, Kenneth S. Esterow, Senior Vice President and Chief Operating Officer of Bankrate, will become President & Chief Executive Officer of Bankrate and a member of the Board.  It is expected that Mr. Evans will be an advisor to the Board following such time.

Item 7.01 Regulation FD Disclosure.

On October 10, 2013, the Arkansas Teacher Retirement System brought a purported class action suit in federal court in the Southern District of New York against Bankrate, certain officers and directors of Bankrate, entities associated with Apax Partners, and the underwriters in Bankrate’s 2011 initial public offering and December 2011 stock offering.  The suit, captioned Arkansas Teacher Retirement System v. Bankrate, Inc., 13-CV-7183, alleges, among other things, that Bankrate’s public disclosures regarding its insurance leads business were materially misleading, and seeks damages, rescission and/or recessionary damages under various provisions of the federal securities laws.  Bankrate believes that the claims alleged in the suit are without merit, and intends to vigorously defend against the litigation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Press Release dated October 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013	BANKRATE, INC.

	By:	/s/ Edward J. DiMaria
Edward J. DiMaria SVP, Chief Financial Officer